Exhibit 99.3

UNAUDITED DCP MIDSTREAM PARTNERS, LP PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

References to we, us or our, refer to DCP Midstream Partners, LP and its consolidated subsidiaries (the “Partnership”). On January 1, 2011, we acquired from DCP Midstream, LLC (“Midstream”) a 33.33% interest in DCP Southeast Texas Holdings, GP (the “Joint Venture”) for $150 million in cash financed with borrowings under our revolving credit facility. Midstream is the owner of the Partnership’s general partner. We refer to this acquisition herein as the “Transaction”. In November 2010, we issued 2,875,000 units for net proceeds of $96.4 million to fund a portion of this acquisition. Pending the closing of this acquisition the net proceeds from the issuance of the 2,875,000 units were used to repay funds under our revolving credit facility. The Joint Venture includes the “Southeast Texas Midstream Business” and “Ceritas”; Ceritas represents the Liberty Gathering Company, LP and Raywood Gas Plant, LLC purchased from Ceritas Holdings, LP by the Southeast Texas Midstream Business on June 29, 2010. The Joint Venture is a fully integrated midstream business which includes: 675 miles of natural gas pipelines; three natural gas processing plants totaling 350 MMcf/d of processing capacity; natural gas storage assets with 9 Bcf of existing storage capacity; and NGL market deliveries direct to Exxon Mobil and to Mont Belvieu via our Black Lake NGL pipeline.

We own a 33.33% interest and Midstream owns a 66.67% interest in the Joint Venture. Midstream will continue to direct the Joint Venture’s operations. As part of the closing of the Transaction, the assets, liabilities and operations of the Southeast Texas Midstream Business, except for any financial derivative instruments and certain working capital and other liabilities, of the Southeast Texas Midstream Business were acquired by the Joint Venture. The Joint Venture is governed by the Amended and Restated General Partnership Agreement of DCP Southeast Texas Holdings, GP (the “GP Agreement”). The Joint Venture does not currently and is not expected to have any employees. Midstream and its affiliates’ employees are responsible for conducting the Joint Venture’s business and operating its assets.

Distributions to us will generally approximate our share of earnings from the Joint Venture plus depreciation and amortization expense and other non-cash charges of the Joint Venture. The terms of the GP Agreement provide that distributions to us from the Joint Venture for the first seven years related to storage and transportation gross margin will be pursuant to a fee-based agreement, based on storage capacity and tailgate volumes. Distributions related to the gathering and processing business, along with reductions for all expenditures, will be pursuant to our and Midstream’s respective ownership interests.

The unaudited pro forma condensed consolidated financial statements present the impact on our financial position and results of operations of our acquisition of a 33.33% interest in the Joint Venture. The unaudited pro forma condensed consolidated financial statements as of September 30, 2010, and for the nine months ended September 30, 2010 have been prepared based on certain pro forma adjustments to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, and for the years ended December 31, 2009, 2008 and 2007, have been prepared based on certain pro forma adjustments to our historical consolidated financial statements set forth in our Current Report on Form 8-K, filed on May 26, 2010 with the Securities and Exchange Commission, and are qualified in their entirety by reference to such historical consolidated financial statements and related notes contained therein. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 has been prepared as if the Transaction occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2010, and the years ended December 31, 2009, 2008 and 2007, have been prepared as if the Southeast Texas Midstream Business transaction occurred on January 1, 2007 and the Ceritas transaction occurred on January 1, 2009. Since this is a transaction between entities under common control, the unaudited pro forma condensed consolidated financial statements are combined on an “as if” pooling basis. Accordingly, the historic impact of the acquired assets and liabilities are carried forward.

The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual adjustments will differ from the pro forma adjustments. Management believes, however, that the assumptions provide a reasonable basis for presenting the significant effects of the Transaction as contemplated, and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if we had owned an interest in the Joint Venture during the periods presented.

Exhibit 99.3

DCP MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2010

($ in millions)

	DCP Midstream Partners, LP	The Southeast Texas Midstream Business	Pro Forma Adjustments - Elimination	Pro Forma Adjustments - Other		DCP Midstream Partners, LP Pro Forma
			(b)

ASSETS
Current assets:
Cash and cash equivalents	$11.8	$—	$—	$96.4	(c)	11.8
				53.6	(d)
				(150.0)	(e)
Accounts receivable	103.1	35.4	(35.4)	—		103.1
Other	43.5	59.9	(59.9)	—		43.5

Total current assets	158.4	95.3	(95.3)	—		158.4
Property, plant and equipment, net	1,042.5	261.6	(261.6)	—		1,042.5
Goodwill and intangible assets, net	187.3	46.1	(46.1)	—		187.3
Investments in unconsolidated affiliates	103.6	—	—	100.0	(e)	203.6
Other non-current assets	7.4	1.5	(1.5)	—		7.4

Total assets	$1,499.2	$404.5	$(404.5)	$100.0		$1,599.2

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$85.4	$58.5	$(58.5)	$—		$85.4
Other	74.4	37.4	(37.4)	—		74.4

Total current liabilities	159.8	95.9	(95.9)	—		159.8
Long-term debt	612.8	—	—	53.6	(d)	666.4
Other long-term liabilities	62.4	5.4	(5.4)	—		62.4

Total liabilities	835.0	101.3	(101.3)	53.6		888.6

Commitments and contingent liabilities

Equity:
Predecessor equity	—	303.2	(303.2)	—		—
Common unitholders	482.5	—	—	96.4	(c)	528.9
				(50.0)	(e)
General partner unitholders	(6.1)	—	—	—		(6.1)
Accumulated other comprehensive income	(33.2)	—	—	—		(33.2)

Total partners’ equity	443.2	303.2	(303.2)	46.4		489.6
Noncontrolling interests	221.0	—	—	—		221.0

Total equity	664.2	303.2	(303.2)	46.4		710.6

Total liabilities and equity	$1,499.2	$404.5	$(404.5)	$100.0		$1,599.2

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2010

($ in millions, except per unit amounts)

	DCP Midstream Partners, LP	The Southeast Texas Midstream Business	Ceritas Holdings, LP	Pro Forma Adjustments - Elimination	Pro Forma Adjustments - Other		DCP Midstream Partners, LP Pro Forma
			(a)	(b)

Total operating revenues	$921.1	$604.3	$1.3	$(605.6)	$—		$921.1

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	738.7	546.2	—	(546.2)	—		738.7
Operating and maintenance expense	58.8	13.3	0.3	(13.6)	—		58.8
Depreciation and amortization expense	55.7	10.2	0.1	(10.3)	—		55.7
General and administrative expense	25.0	8.4	0.9	(9.3)	—		25.0
Step acquisition - equity interest re-measurement gain	(9.1)	—	—	—	—		(9.1)
Other	(4.0)	(1.0)	—	1.0	—		(4.0)

Total operating costs and expenses	865.1	577.1	1.3	(578.4)	—		865.1

Operating income	56.0	27.2	—	(27.2)	—		56.0
Interest expense, net	(22.0)	—	—	—	(2.0)	(f)	(24.0)
Earnings from unconsolidated affiliates	18.6	—	—	—	10.8	(g)	29.7
					0.7	(h)
					(0.4)	(i)

Income before income taxes	52.6	27.2	—	(27.2)	9.1		61.7
Income tax expense	(0.5)	(0.5)	—	0.5	—		(0.5)

Net income from continuing operations	52.1	26.7	—	(26.7)	9.1		61.2
Net (loss) income from discontinued operations, net of taxes	—	—	(0.9)	0.9	—		—
Net income attributable to noncontrolling interests	(4.4)	—	—	—	—		(4.4)

Net income attributable to partners	$47.7	$26.7	$(0.9)	$(25.8)	$9.1		$56.8

Less:
General partner interest in net income	(12.1)						(13.1)

Net income allocable to limited partners	$35.6						$43.7

Net income per limited partner unit — basic and diluted	$1.01						$1.15

Weighted-average limited partner units outstanding — basic and diluted	35.1						38.0

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2009

($ in millions, except per unit amounts)

	DCP Midstream Partners, LP	The Southeast Texas Midstream Business	Ceritas Holdings, LP	Pro Forma Adjustments - Elimination	Pro Forma Adjustments - Other		DCP Midstream Partners, LP Pro Forma
			(a)	(b)

Total operating revenues	$942.4	$535.5	$2.1	$(537.6)	$—		$942.4

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	776.2	472.1	—	(472.1)	—		776.2
Operating and maintenance expense	69.7	14.5	0.7	(15.2)	—		69.7
Depreciation and amortization expense	64.9	12.0	0.7	(12.7)	—		64.9
General and administrative expense	32.3	10.8	2.0	(12.8)	—		32.3
Other, net	—	0.5	—	(0.5)	—		—

Total operating costs and expenses	943.1	509.9	3.4	(513.3)	—		943.1

Operating (loss) income	(0.7)	25.6	(1.3)	(24.3)	—		(0.7)
Interest expense, net	(28.0)	—	—	—	(2.4)	(f)	(30.4)
Earnings from unconsolidated affiliates	18.5	—	—	—	6.0	(g)	24.8
					1.0	(h)
					(0.7)	(i)

(Loss) income before income taxes	(10.2)	25.6	(1.3)	(24.3)	3.9		(6.3)
Income tax expense	(0.6)	(0.4)	—	0.4	—		(0.6)

Net (loss) income from continuing operations	(10.8)	25.2	(1.3)	(23.9)	3.9		(6.9)
Net (loss) income from discontinued operations, net of taxes	—	—	(5.8)	5.8	—		—
Net income attributable to noncontrolling interests	(8.3)	—	—	—	—		(8.3)

Net (loss) income attributable to partners	$(19.1)	$25.2	$(7.1)	$(18.1)	$3.9		$(15.2)

Less:
Net loss attributable to predecessor operations	1.0						1.0
General partner interest in net income	(12.7)						(14.4)

Net loss allocable to limited partners	$(30.8)						$(28.6)

Net loss per limited partner unit — basic and diluted	$(0.99)						$(0.84)

Weighted-average limited partner units outstanding — basic and diluted	31.2						34.1

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

($ in millions, except per unit amounts)

	DCP Midstream Partners, LP	The Southeast Texas Midstream Business	Pro Forma Adjustments - Elimination	Pro Forma Adjustments - Other		DCP Midstream Partners, LP Pro Forma
			(b)

Total operating revenues	$1,830.5	$1,142.1	$(1,142.1)	$—		$1,830.5

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	1,481.0	1,065.4	(1,065.4)	—		1,481.0
Operating and maintenance expense	77.4	17.6	(17.6)	—		77.4
Depreciation and amortization expense	53.2	11.8	(11.8)	—		53.2
General and administrative expense	33.3	10.6	(10.6)	—		33.3
Other, net	(1.5)	1.8	(1.8)	—		(1.5)

Total operating costs and expenses	1,643.4	1,107.2	(1,107.2)	—		1,643.4

Operating income	187.1	34.9	(34.9)	—		187.1
Interest expense, net	(26.7)	—	—	(2.4)	(f)	(29.1)
Earnings from unconsolidated affiliates	18.2	—	—	7.0	(g)	25.2

Income before income taxes	178.6	34.9	(34.9)	4.6		183.2
Income tax expense	(0.6)	(0.7)	0.7	—		(0.6)

Net income from continuing operations	178.0	34.2	(34.2)	4.6		182.6
Net loss attributable to noncontrolling interests	(36.1)	—	—	—		(36.1)

Net income attributable to partners	$141.9	$34.2	$(34.2)	$4.6		$146.5

Less:
Net income attributable to predecessor operations	(16.2)					(16.2)
General partner interest in net income	(13.0)					(14.0)

Net income allocable to limited partners	$112.7					$116.3

Net income per limited partner unit — basic and diluted	$4.11					$3.84

Weighted-average limited partner units outstanding — basic and diluted	27.4					30.3

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

($ in millions, except per unit amounts)

	DCP Midstream Partners, LP	The Southeast Texas Midstream Business	Pro Forma Adjustments - Elimination	Pro Forma Adjustments - Other		DCP Midstream Partners, LP Pro Forma
			(b)

Total operating revenues	$1,346.2	$917.3	$(917.3)	$—		$1,346.2

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	1,185.6	845.9	(845.9)	—		1,185.6
Operating and maintenance expense	59.3	14.2	(14.2)	—		59.3
Depreciation and amortization expense	40.2	11.0	(11.0)	—		40.2
General and administrative expense	36.2	12.3	(12.3)	—		36.2

Total operating costs and expenses	1,321.3	883.4	(883.4)	—		1,321.3

Operating income	24.9	33.9	(33.9)	—		24.9
Interest expense, net	(20.1)	—	—	(2.9)	(f)	(23.0)
Earnings from unconsolidated affiliates	24.7	—	—	8.5	(g)	33.2

Income before income taxes	29.5	33.9	(33.9)	5.6		35.1
Income tax expense	(0.8)	(0.7)	0.7	—		(0.8)

Net income from continuing operations	28.7	33.2	(33.2)	5.6		34.3
Net income attributable to noncontrolling interests	(29.8)	—	—	—		(29.8)

Net (loss) income attributable to partners	$(1.1)	$33.2	$(33.2)	$5.6		$4.5

Less:
Net income attributable to predecessor operations	(18.3)					(18.3)
General partner interest in net income	(3.9)					(4.5)

Net loss allocable to limited partners	$(23.3)					$(18.3)

Net loss per limited partner unit — basic and diluted	$(1.14)					$(0.78)

Weighted-average limited partner units outstanding — basic and diluted	20.5					23.4

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED DCP MIDSTREAM PARTNERS, LP

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The unaudited pro forma condensed consolidated financial statements present the impact on our financial position and results of operations of our acquisition from Midstream of a 33.33% interest in DCP Southeast Texas Holdings, GP, comprised of the Southeast Texas Midstream Business, including Ceritas which was acquired by the Southeast Texas Midstream Business from Ceritas Holdings, LP on June 29, 2010. The pro forma financial statements as of September 30, 2010, and for the nine months ended September 30, 2010 have been prepared based on certain pro forma adjustments to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, and for the years ended December 31, 2009, 2008 and 2007, have been prepared based on certain pro forma adjustments to our audited consolidated financial statements set forth in our Current Report on Form 8-K filed on May 26, 2010 with the Securities and Exchange Commission, and are qualified in their entirety by reference to such historical consolidated financial statements and related notes contained in those reports. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2010, has been prepared as if the Transactions occurred on the balance sheet date. Since the Transaction is a transaction among entities under common control, the pro forma financial statements are combined on an “as if” pooling basis. Accordingly, the historic impact of the acquired assets and liabilities are carried forward. The Southeast Texas Midstream Business was under common control for the nine months ended September 30, 2010, and the years ended December 31, 2009, 2008 and 2007, while Ceritas was only under common control since June 29, 2010. Therefore, the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2010, and the years ended December 31, 2009, 2008 and 2007 have been prepared as if the Southeast Texas Midstream Business transaction had occurred on January 1, 2007 and the Ceritas transaction occurred on January 1, 2009.

The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual adjustments will differ from the pro forma adjustments. Management believes, however, that the assumptions provide a reasonable basis for presenting the significant effects of the Transaction as contemplated, and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if we had owned an interest in the Joint Venture during the periods presented.

The pro forma condensed consolidated financial statements reflect the Transaction as follows:

•	the borrowing of $53.6 million under our existing credit facility to finance the acquisition;

•	the issuance in November 2010, of 2,875,000 common limited partner units, for net proceeds of $96.4 million to finance the acquisition;

•	the acquisition of a 33.33% interest in the Joint Venture;

•	the retention by Midstream of any financial derivative instruments and certain working capital and other liabilities; and

•	the aggregate consideration paid to Midstream, consisting of $150.0 million in cash.

Note 2. Pro Forma Adjustments and Assumptions

(a)	Reflects adjustments to account for Ceritas Holdings, LP activity. The adjustment for the nine months ended September 30, 2010, reflects Ceritas Holdings, LP for the period January 1, 2010 to June 28, 2010. For the period subsequent to June 28, 2010, Ceritas Holdings, LP amounts are included within the Southeast Texas Midstream Business. The Ceritas Holdings, LP amounts for the period January 1, 2010 through June 29, 2010 are derived based upon the unaudited historical consolidated statement of operations of Ceritas Holdings, LP for the three months ended March 31, 2010 as attached in Exhibit 99.2. For the year ended December 31, 2009, the Ceritas Holdings, LP amounts are reflective of the audited historical consolidated statement of operations of Ceritas Holdings, LP for the year ended December 31, 2009 as attached in Exhibit 99.2.

(b)	Reflects adjustments to eliminate the Joint Venture’s activity and operating assets and liabilities, including elimination of the activity and operating assets of Ceritas Holdings, LP not purchased by the Southeast Texas Midstream Business, as our 33.33% in the Joint Venture interest will be accounted for under the equity method of accounting.

(c)	Reflects net proceeds to us of $96.4 million from the sale of 2,875,000 of our common units in November 2010 to finance the acquisition.

(d)	Reflects proceeds to us from borrowings under our revolving credit facility of $53.6 million to finance the acquisition.

(e)	Reflects the Transaction, along with the related distributions to Midstream of the aggregate consideration. This acquisition will be recorded at Midstream’s cost as it is considered to be a transaction among entities under common control. The consideration was allocated as follows ($ in millions):

	September 30, 2010
Consideration		$150.0
The historical cost of the Southeast Texas Midstream Business	303.2
Less: The Southeast Texas Business financial derivative instruments	5.2
Less: Contingent Consideration Liability for Ceritas retained by Midstream	(2.1)

The historical cost of the Joint Venture	300.1

Less: Our 33.33% interest in the Joint Venture		100.0

Adjustment to net parent equity for excess consideration		$50.0

The adjustment to net parent equity was allocated to the common units.

(f)	Reflects the increase in interest expense associated with the incremental debt for the Transaction. The following presents the weighted average interest rates used to calculate the increase in interest expense for the respective periods:

Weighted Average Interest Rate
Nine months ended September 30, 2010	5.09%
Year ended December 31, 2009	4.41%
Year ended December 31, 2008	4.48%
Year ended December 31, 2007	5.34%

The effect of a 0.125% variance in interest rates on pro forma interest expense would have been approximately $0.1 million annually.

(g)	Reflects the increase in earnings from unconsolidated affiliates associated with the acquisition of a 33.33% interest in the Southeast Texas Midstream Business.

For the first seven years following the closing of the Transaction, our portion of the earnings and cash attributable to the Southeast Texas Midstream Business’ storage and transportation gross margin will be pursuant to a fee-based arrangement, based on storage capacity and tailgate volumes. Earnings related to the gathering and processing business, along with reductions for all expenditures, will be pursuant to our and Midstream’s respective ownership interests.

The following table reflects the historical net income of the Southeast Texas Midstream Business, the removal of the historical storage and transportation gross margin, the replacement with the storage and transportation gross margin adjusted for this fee-based arrangement applied to our historical storage capacity and tailgate volumes, the contingent consideration fair value adjustment associated with the contingent consideration liability for Ceritas retained by Midstream, and our resulting adjustment to earnings from unconsolidated affiliates:

	Nine Months Ended September 30, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
	(Millions)
The historical Southeast Texas Midstream Business net income	$26.7	$25.2	$34.2	$33.2
The historical Southeast Texas Midstream Business storage and transportation gross margin	(7.6)	(24.1)	(30.0)	(24.6)
The Southeast Texas Midstream Business storage and transportation gross margin under the fee-based arrangement	14.2	16.8	16.7	16.8
Contingent Consideration Fair Value Adjustment	(1.0)	—	—	—

The adjusted Southeast Texas Midstream Business net income	$32.3	$17.9	$20.9	$25.4

Our 33.33% interest in the adjusted Southeast Texas Midstream Business net income (earnings from unconsolidated affiliates)	$10.8	$6.0	$7.0	$8.5

(h)	Reflects the increase in earnings from unconsolidated affiliates associated with the acquisition of a 33.33% interest in Ceritas.

The following table reflects the historical net income of Ceritas, and our resulting adjustment to earnings from unconsolidated affiliates:

	Nine Months Ended September 30, 2010 (a)	Year Ended December 31, 2009
	(Millions)
The historical Ceritas net income	$2.0	$2.9

Our 33.33% interest in the historical Ceritas net income (earnings from unconsolidated affiliates)	$0.7	$1.0

(a)	On June 29, 2010, the Southeast Texas Midstream Business acquired Ceritas. The adjustment for the nine months ended September 30, 2010, reflects the Ceritas net income for the period January 1, 2010 to June 28, 2010. For the period subsequent to June 28, 2010, Ceritas net income is included within the Southeast Texas Midstream Business net income.

(i)	Reflects the adjustment for depreciation and amortization of fixed assets and intangibles recognized on the acquisition of Ceritas, acquired by the Southeast Texas Midstream Business from Ceritas Holdings, LP on June 29, 2010. The change in expense represents the difference between historical carrying value and the fair value of the tangible and intangible assets acquired, as well as an adjustment to the assets’ lives. The acquisition of Ceritas was accounted for by the Southeast Texas Midstream Business under the purchase method of accounting. The following table reflects the calculation of the depreciation and amortization expense adjustment:

	Nine Months Ended September 30, 2010 (a)	Year Ended December 31, 2009
	(Millions)
The historical Ceritas depreciation and amortization expense	$1.2	$2.8
The adjusted Ceritas depreciation and amortization expense	2.3	5.0

The depreciation and amortization expense adjustment	$(1.1)	$(2.2)

Our 33.33% interest in depreciation and amortization expense adjustment (earnings from unconsolidated affiliates)	$(0.4)	$(0.7)

(a)	For the nine months ended September 30, 2010, reflects the historical Ceritas depreciation and amortization expense for the period January 1, 2010 to June 28, 2010, and the adjustment to the Ceritas depreciation and amortization expense for the purchase price allocation. For the period subsequent to June 28, 2010, the adjusted Ceritas depreciation and amortization expense is included within the Southeast Texas Midstream Business net income.

Note 3. Pro Forma Net Income Per Limited Partner Unit

Our net income or loss is allocated to the general partner and the limited partners, including the holders of the subordinated units, through the date of subordinated conversion, in accordance with their respective ownership percentages, after allocating Available Cash generated during the period in accordance with our partnership agreement.

Securities that meet the definition of a participating security are required to be considered for inclusion in the computation of basic earnings per unit using the two-class method. Under the two-class method, earnings per unit is calculated as if all of the earnings for the period were distributed under the terms of the partnership agreement, regardless of whether the general partner has discretion over the amount of distributions to be made in any particular period, whether those earnings would actually be distributed during a particular period from an economic or practical perspective, or whether the general partner has other legal or contractual limitations on its ability to pay distributions that would prevent it from distributing all of the earnings for a particular period.

These required disclosures do not impact our overall net income or loss or other financial results; however, in periods in which aggregate net income exceeds our Available Cash it will have the impact of reducing net income per limited partner unit, or LPU.

Basic and diluted net income or loss per LPU is calculated by dividing limited partners’ interest in net income or loss, by the weighted-average number of outstanding LPUs during the period, assuming the 2,875,000 common limited partner units issued in November 2010, in connection with the Transaction, were issued on January 1, 2007.